                            SENDTEC ACQUISITION CORP.
                         877 Executive Center Drive West
                                    Suite 300
                          St. Petersburg, Florida 33702

                            RELATIONSERVE MEDIA, INC.
                            6700 North Andrews Avenue
                         Fort Lauderdale, Florida 33309

                                  May 19, 2006

To the Purchasers Under
The Securities Purchase Agreement
Dated as of October 31, 2005

Re:     Securities Purchase Agreement dated as of October 31, 2005

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement (the "Purchase
Agreement"), dated as of October 31, 2005, as amended by the Letter Agreement dated February 2006, among SendTec Acquisition Corp., a Delaware corporation
("STAC"), RelationServe Media, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers") and
Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Purchasers (together with its successors and assigns in such capacity, the "Agent"), and the transactions contemplated thereby. Capitalized terms used in and not otherwise defined in this letter shall have the meanings ascribed to them in the Purchase Agreement.

The Company has advised the Purchasers that it will not satisfy the covenants, as amended, set forth in Section 4.22 of the Purchase Agreement in respect of the quarter ended March 31, 2006. The Company and the Purchasers agree as follows:

1. All requirements for compliance by the Company or STAC (or any affiliates)
with any financial covenant set forth in Section 4.22 of the Purchase Agreement with respect solely to the fiscal quarter ended March 31, 2006 are waived and any failure to comply with such financial covenant is hereby waived, and
Purchasers agree to release and forever forebear from any and all action or claims (including by way of declaration of a default or acceleration of indebtedness) that could now or hereafter be asserted relating to such financial covenants with respect to such period ended March 31, 2006; provided that the
Purchasers have not waived, or agreed to the amendment of, any other provisions of the Purchase Agreement, including the right of the Purchasers to declare a covenant default or breach of the covenants set forth in Section 4.22 for failure to satisfy any

covenant obligation for any quarterly period ending after March 31, 2006 or the full year ending December 31, 2006.

2. The Registration Rights Agreement among the Company and the Purchasers named therein is amended as follows: Section 2 shall be amended to require the Company initially prepare and file a shelf registration statement covering 110% (not
130%) of the Registrable Securities on the Filing Date (as such terms are defined therein); provided that at such time as the Company has amended its
Certificate of Incorporation to authorize additional shares of Common Stock, the
Company shall file an additional registration statement or amend the original registration statement to register the balance of 15% of the Registrable
Securities then outstanding.

3. Except as specifically set forth in this letter agreement, the covenants, terms and provisions of the Purchase Agreement and the other Transaction
Documents remain in full force and effect and the Purchasers have not waived, or agreed to the amendment of, any other provisions thereof, including the right of the Purchasers to declare a covenant default or breach of the covenants set forth in Section 4.22 for failure to satisfy any covenant obligation for any quarterly period ending after March 31, 2006 or the full year ending December
31, 2006. In no event shall this letter, any other action undertaken pursuant to the Purchase Agreement or the other Transaction Documents, or any inaction by
Agent or the Purchasers constitute (i) a waiver, estoppel or agreement to forbear (except as specifically set forth herein) with respect to Agent's and the Purchasers' rights, defenses, remedies, or privileges at law or in equity under the Purchase Agreement, the other Transaction Documents or otherwise; or
(ii) a waiver of any Default or Event of Default under the STAC Debentures. No delay by Agent or the Purchaser in exercising any of their respective rights or remedies shall operate as a waiver of any rights or remedies that Agent or the
Purchasers may have.

     This letter agreement shall be effective upon execution and delivery thereof by STAC, the Company and the holders of 75% of the principal amount of the Debentures.

                                          SENDTEC ACQUISITION CORP.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          RELATIONSERVE MEDIA, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

AGREED AND ACCEPTED
LB I GROUP INC.
($10 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

ALEXANDRA GLOBAL MASTER FUND, LTD.
($5 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

CAMOFI MASTER LDC
($2 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

JGB CAPITAL, L.P.
($750 million principal amount)

By: JGB Management Inc, as General Partner

By:
   --------------------------------------------
   Name:
   Title:

MELLON HBV MASTER U.S. EVENT DRIVEN FUND L.P.                    22,532 shares
($1.5 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

MELLON HBV MASTER GLOBAL EVENT
    DRIVEN FUND LP
($4.5 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

PALISADES MASTER FUND LP
($4 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

PORTSIDE GROWTH AND OPPORTUNITY FUND
($2 million principal amount)

By:
   --------------------------------------------
   Name:

By:
   --------------------------------------------
   Name:
   Title:

By:
   --------------------------------------------
   Mark Salter
   ($200,000 principal amount)

SDS CAPITAL GROUP
SPC LTD.
($4 million principal amount)

By:
   --------------------------------------------
   Name:
   Title:

RHP MASTER FUND, LTD/
($1 million principal amount)

By:
   --------------------------------------------
   Name:
   Title: